UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2011
CMSF CORP. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-12312 (Commission File Number)	95-3880130 (IRS Employer Identification No.)
980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (805) 290-4977
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.         Entry into a Material Definitive Agreement.

CMSF Corp., a Delaware corporation (“CMSF”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on May 23, 2011 (the “Original Filing”) to report, among other things, entry by CMSF into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Plures Technologies, Inc., a Delaware corporation (“Plures”), RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales and a stockholder of CMSF (“RENN Universal”), RENN Global Entrepreneurs Fund, Inc., a Texas corporation and a stockholder of CMSF (“RENN Global”), and CMSF’s newly formed, wholly owned subsidiary, Plures Acquisition Corp., a Delaware corporation.  This Amendment No. 1 to Form 8-K (this “Amendment”) supplements the Original Filing in order to add an Amendment to Agreement and Plan of Merger and Reorganization and Convertible Promissory Notes, dated July 29, 2011, by and among CMSF, Plures, RENN Universal and RENN Global.

Except as described above, no other changes have been made to the Original Filing and this Amendment does not modify or update any other information in the Original Filing.  Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing.  Accordingly, this Form 8-K/A should be read in conjunction with any filings made by the Company with the SEC subsequent to the date of the Original Filing.

Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
10.2
Amendment to Agreement and Plan of Merger and Reorganization and Convertible Promissory Notes, dated July 29, 2011, by and among CMSF Corp., a Delaware corporation, Plures Technologies, Inc., a Delaware corporation, RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales, and RENN Global Entrepreneurs Fund, Inc., a Texas corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       CMSF CORP.

               Date: August 3, 2011                                                                                                                     /s/ Stephen Crosson
                                                                      Stephen Crosson, Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
10.2
Amendment to Agreement and Plan of Merger and Reorganization and Convertible Promissory Notes, dated July 29, 2011, by and among CMSF Corp., a Delaware corporation, Plures Technologies, Inc., a Delaware corporation, RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales, and RENN Global Entrepreneurs Fund, Inc., a Texas corporation.

AMENDMENT TO AGREEMENT AND PLAN OF MERGER AND
REORGANIZATION AND CONVERTIBLE PROMISSORY NOTES

This Amendment to Agreement and Plan of Merger and Reorganization and Convertible Promissory Notes (this “Amendment”), dated as of July 29, 2011, is entered into by and among CMSF Corp., a Delaware corporation, Plures Technologies, Inc., a Delaware corporation (“Plures”), RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales (“RENN Universal”), and RENN Global Entrepreneurs Fund, Inc., a Texas corporation (“RENN Global”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

WITNESSETH

WHEREAS, the Parties are parties to that certain Agreement and Plan of Merger and Reorganization, dated as of May 23, 2011, a copy of which is attached hereto as Exhibit A (the “Agreement”);

WHEREAS, on May 23, 2011, Plures issued convertible promissory notes to RENN Universal in the original principal amount of $1,500,000 and RENN Global in the original principal amount of $500,000 (together, the “Convertible Promissory Notes”), respectively;

WHEREAS, the Parties desire to amend the Agreement and the Convertible Promissory Notes as set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1. SECTION 1.03 of the Agreement is hereby revised and amended to read in its entirety as follows:

“SECTION 1.03   Conversion of Company and Acquisition Subsidiary Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any of the following securities:

(a)           Each share of common stock of the Company, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (each, a “Company Share”) (other than Dissenting Shares (as defined in Section 1.04)), shall be converted into and represent the right to receive (subject to the provisions of Section 1.04) such number of shares of common stock, $0.000001 par value per share, of the Parent (“Parent Common Stock”) as is equal to the Common Conversion Ratio (as defined below).

(b)           The “Common Conversion Ratio” shall be 365.6209-for-1. Stockholders of record of the Company as of the Closing Date (the “Indemnifying Stockholders”) shall be entitled to receive immediately 85% of the shares of Parent Common Stock into which their Company Shares were converted pursuant to this Section 1.03 (the “Initial Shares”) pro rata in accordance with their respective holdings of Company Shares immediately prior to the Closing; the remaining 15% of the shares of Parent Common Stock into which their Company Shares were converted pursuant to this Section 1.03, rounded to the nearest whole number (with 0.5 shares rounded upward to the nearest whole number) (the “Holdback Shares”), shall not be issued to the Indemnifying Stockholders at the Closing pursuant to Section 1.03 but shall be reserved for issuance by the Parent in accordance with Section 1.06 and, if and as released from the obligations set forth in Section 1.06, will be issued to the Indemnifying Stockholders pro rata according to their holdings of the Initial Shares as of the Closing.  The Initial Shares and the Holdback Shares shall together be referred to herein as the “Merger Shares.”

(c)           Each issued and outstanding share of common stock, par value $0.001 per share, of the Acquisition Subsidiary shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

(d)           At the Effective Time, each Convertible Promissory Note (as defined below) shall be assumed by the Parent and each Convertible Promissory Note (excluding unpaid interest accrued thereon through the Closing Date (as defined in Section 1.02)) shall automatically convert into shares of preferred stock of the Parent, par value $0.000001 per share (the “Parent Preferred Stock,” and together with the Parent Common Stock, the “Parent Stock”), at the conversion price as set forth in the Convertible Promissory Notes. For purposes of this Agreement, the “Convertible Promissory Notes” shall collectively mean (i) that certain convertible promissory note issued by the Company on the date hereof to RENN Universal in the original principal amount of $1,500,000; and (ii) that certain convertible promissory note issued by the Company on the date hereof to RENN Global in the original principal amount of $500,000.”

2. SECTION 3.03 of the Agreement is hereby revised and amended to read in its entirety as follows:

“SECTION 3.03    Capital Structure. The authorized capital stock of the Parent on the date hereof consists of 100,000,000,000 shares of Parent Common Stock and 1,000,000 shares of Parent Preferred Stock, of which (a) 192,379,016 shares of Parent Common Stock are issued and outstanding (before giving effect to the issuances to be made at Closing), and (b) no shares of Parent Preferred Stock are issued and outstanding (before giving effect to the issuances to be made at Closing). No other shares of capital stock or other securities of the Parent are issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of the Parent are, and all such shares that may be issued prior to the Closing Date and following the Closing Date to the Company Stockholders or the RENN Funds, as applicable, hereunder will be when issued, duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Parent Charter, the Parent Bylaws or any Contract to which the Parent is a party or otherwise bound. There are not any bonds, Promissory Notes, notes or other indebtedness of the Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of the Parent Stock may vote (“Voting Parent Debt”). Except as set forth above, as of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Parent is a party or by which it is bound (a) obligating the Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Parent or any Voting Parent Debt, (b) obligating the Parent to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (c) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Parent. As of the date of this Agreement, there are no outstanding contractual obligations of the Parent to repurchase, redeem or otherwise acquire any shares of capital stock of the Parent. Except for the Investors’ Rights Agreement, the Parent is not a party to any agreement granting any securityholder of the Parent the right to cause the Parent to register shares of the capital stock or other securities of the Parent held by such securityholder under the Securities Act. The stockholder list provided to the Company is a current stockholder list generated by the Parent’s stock transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Parent Stock as at the date of this Agreement.”

3. SECTION 5.01(g) of the Agreement is hereby revised and amended to read in its entirety as follows:

“(g)           [Intentionally Omitted.]”

4. The Agreement is hereby revised and amended to insert the following as SECTION 6.13:

“SECTION 6.13    Filing of Amended and Restated Certificate of Incorporation.  The Parent shall use its best efforts to file within sixty (60) days following the Closing with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation, among other things, (i) effecting a 400 for 1 reverse stock split and (ii) changing the name of Parent to “Plures Technologies, Inc.,” as set forth in the form attached hereto as Exhibit B, and in this regard, the RENN Funds shall promptly provide their written consent for such Amended and Restated Certificate of Incorporation.”

5. SCHEDULE 5.01(h) of the Agreement is revised and amended as set forth on SCHEDULE 5.01(h) attached to this Amendment.

6. Exhibit A to the Agreement is hereby replaced and superseded by the form of Investors’ Rights Agreement attached to this Amendment as Exhibit B.

7. The Certificate of Designation, Preferences, Rights and Limitations of Series A Preferred Stock of CMSF Corp., in the form attached to this Amendment as Exhibit C, shall be deemed to be attached to the Agreement as Exhibit D.

8. Section 2(b) of each of the Convertible Promissory Notes is hereby revised and amended to read in its entirety as follows:

“(b)           Shares Issuable on Conversion.  Upon full conversion of this Promissory Note and the other Note (as defined below), the Company shall cause CMSF, to issue to Holder and the holder of the other Note an aggregate of 1,000,000 shares of Preferred Stock.  Immediately following the Conversion Event, the Company shall deliver to Holder a check or cash in payment of all interest accrued and unpaid on this Promissory Note up to and including the date of conversion.”

9. Except as modified and amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect without revision thereto.  If any conflict exists between the terms of the Agreement and the terms of this Amendment, such conflict will be resolved in favor of the terms and provisions of this Amendment.

10. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas without application of the conflict of laws provisions thereof.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW IMMEDIATELY]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date first above written.

                                        CMSF CORP.

                                         By: /s/ Stephen Crosson
                                       Name: Stephen Crosson
                                       Title: President and Chief Executive Officer

Signature Page to Amendment to
Agreement and Plan of Merger and Reorganization
and Convertible Promissory Notes

IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date first above written.

                                    PLURES TECHNOLOGIES, INC.

                                     By: /s/ Glenn Fricano
                                    Name:  Glenn Fricano
                                    Title: President

Signature Page to Amendment to
Agreement and Plan of Merger and Reorganization
and Convertible Promissory Notes

IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date first above written.

                                    RENN UNIVERSAL GROWTH INVESTMENT TRUST PLC

                                     By: RENN Capital Group, Inc.
                                    Its: Investment Manager

                                      By: /s/ Russell Cleveland
                                     Name:  Russell Cleveland
                                      Title: President

                                    RENN GLOBAL ENTREPRENEURS FUND, INC.

                                      By: /s/ Russell Cleveland
                                     Name:  Russell Cleveland
                                      Title: President

Signature Page to Amendment to
Agreement and Plan of Merger and Reorganization
and Convertible Promissory Notes

SCHEDULE 5.01(h)

Capitalization of the Company and Parent At and Immediately After the Closing

Plures Stockholders	1,859,663,821	72.5%
Promissory Note Conversion	513,010,709	20.0%
Current CMSF Stockholders	192,379,016	7.5%
Total	2,565,053,547	100.0%

The only outstanding shares of the Company’s, or the Surviving Corporation’s, common stock as of the Effective Time shall be 1,000 shares of common stock owned by the Parent.

EXHIBIT A

AGREEMENT

EXHIBIT B

FORM OF INVESTORS’ RIGHTS AGREEMENT

EXHIBIT C

CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS
 OF SERIES A PREFERRED STOCK OF CMSF CORP.